                               SECURITY AGREEMENT

         This Security Agreement is made as of January 24, 2000 between Kiva Genetics, Inc., a Delaware corporation ("Pledgee"), Hugh Y. Rienhoff, Jr. ("Pledgor"), and Secretary of Pledgee, as the agent of Pledgee and holder of the Securities pledged hereunder ("Pledgeholder").

                                    RECITALS

         Pursuant to the Restricted Stock Purchase Agreement dated January 24, 2000 (the "Agreement"), between Pledgor and Pledgee under Pledgee's 1998 Incentive Stock Plan and Pledgor's election under the terms of the Agreement to pay for such shares with Pledgor's promissory note (the "Note"), Pledgor has purchased 325,000 shares of Pledgee's Common Stock (the "Shares") at a price of $0.40 per share, for a total purchase price of $130,000.00. The Note and the obligations thereunder are as set forth in EXHIBIT A to the Agreement.

         NOW, THEREFORE, it is agreed as follows:

         1. CREATION AND DESCRIPTION OF SECURITY INTEREST. In consideration of the transfer of the Shares to Pledgor under the Agreement, Pledgor, pursuant to the California Uniform Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number _____, and herewith delivers said certificate to Pledgeholder, who shall hold said certificate on behalf of Pledgee subject to the terms and conditions of this Security Agreement.

         The Shares (together with an executed blank stock assignment or assignments) shall be held by Pledgeholder on behalf of Pledgee as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

         2. PLEDGOR'S REPRESENTATIONS AND COVENANTS. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                  (a) PAYMENT OF INDEBTEDNESS. Pledgor will pay the principal sum of the Note secured hereby, and interest thereon, at the time and in the manner provided in the Note.

                  (b) ENCUMBRANCES. The Shares are free of all other adverse claims, encumbrances, defenses and liens (other than restrictions on transfer imposed by applicable securities laws), except for (i) Pledgee's rights to repurchase Shares pursuant to Section 3 of the


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Agreement and (ii) the pledge of the Shares hereunder as security for payment of the Note, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

         3. VOTING RIGHTS. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

         4. STOCK ADJUSTMENTS. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

         5. OPTIONS AND RIGHTS. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

         6. DEFAULT. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                  (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

                  (b) Pledgor fails to perform any of the covenants set forth in the Agreement or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee; or

                  (c) A bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor; or

                  (d) Pledgor makes an assignment for the benefit of creditors.

         In the case of a default, as set forth above, Pledgee shall have the right to accelerate payment of the Note, and Pledgee shall thereafter be entitled to pursue its remedies under the California Uniform Commercial Code.


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         7. RELEASE OF COLLATERAL. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note. Notwithstanding the foregoing, upon any release of pledged Shares hereunder any such Shares which shall continue to constitute Unreleased Shares as defined in the Agreement shall continue to be held in escrow pursuant to Sections 3 and 6 of the Agreement.

         8. WITHDRAWAL OR SUBSTITUTION OF COLLATERAL. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         9. TERM. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

         10. INSOLVENCY. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         11. PLEDGEHOLDER LIABILITY.

                  (a) Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder unless Pledgeholder is proved to have acted in bad faith. Any act done or omitted pursuant to the advice of legal counsel, other than an act or omission involving gross or willful negligence, shall be deemed to be done or omitted in good faith.

                  (b) Pledgeholder shall be entitled to employ such legal counsel and other experts as Pledgeholder may deem necessary properly to advise Pledgeholder in connection with its obligations hereunder, and Pledgeholder may rely upon the advice of such counsel. Such counsel's reasonable fees and costs shall be borne 50% by Pledger and 50% by Pledgee.

                  (c) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by Pledgeholder hereunder, Pledgeholder is authorized and directed to retain in Pledgeholder's possession as agent of Pledgee without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of the arbitrator provided for in Section 13 of the Agreement or of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but Pledgeholder shall be under no duty whatsoever to institute or defend any such proceedings.


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         In addition, upon any dispute Pledgeholder should be entitled to engage legal counsel, one-half of whose fees and expenses shall be borne by Pledgor and one-half by Pledgee.

         12. INVALIDITY OF PARTICULAR PROVISIONS. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         13. SUCCESSORS OR ASSIGNS. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         14. GOVERNING LAW. This Security Agreement shall be interpreted and governed under the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"PLEDGOR"                            By:      /s/ Hugh Y. Rienhoff, Jr.
                                              ---------------------------------
                                              Hugh Y. Rienhoff, Jr.

                                              2729 Debbie Court
                                              ---------------------------------
                                              (Address)

                                              San Carlos, CA 94070
                                              ---------------------------------


"PLEDGEE"                                     Kiva Genetics, Inc.
                                              a Delaware corporation


                                              By:      /s/ Greg Went
                                                    ---------------------------

                                              Title:   COO
                                                    ---------------------------

"PLEDGEHOLDER"
                                              ---------------------------------
                                              Secretary of Pledgee


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                                 EXHIBIT A

                              PROMISSORY NOTE

                                                                January 24, 2000
$130,000.00

     For value received, the undersigned promises to pay to Kiva Genetics, Inc., a Delaware corporation (the "Company"), or order, at its principal office the principal sum of $130,000.00 with interest thereof at the rate of 6.2% per annum, compounded annually.

     Principal and interest shall be due and payable on January 23, 2005. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

     So long as the undersigned remains an employee or consultant of the Company, the Company shall forgive the loan over the course of five (5) years, according to the following schedule: the Company shall forgive twenty percent (20%) of the principal and accrued interest commencing January 15, 2001 and each January 15 thereafter for the following four (4) years.

     The undersigned may at any time repay all or any portion of the principal or interest owing hereunder.

     This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event of any voluntary or involuntary termination of the undersigned's employment by or services to the Company for any or no reason, or upon the sale or transfer of the pledged shares of Common Stock, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note (to the extent not forgiven) of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                      /s/ Hugh Y. Rienhoff, Jr.
                                      --------------------------------
                                      Hugh Y. Rienhoff, Jr.

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